SUBSIDIARIES AND AFFILIATES OF IMO INDUSTRIES INC.

Date:    3/25/97
                                                              STATE OR
                                                             COUNTRY OF
                                                            INCORPORATION
             NAME                                           OR ORGANIZATION
______________________________________________________________________________

IMO INDUSTRIES (UK) LIMITED  . . . . . . . . . . . . . . .  ENGLAND
    IMO INDUSTRIES LIMITED   . . . . . . . . . . . . . . .  ENGLAND
      IMO INDUSTRIES PENSION TRUSTEE LIMITED   . . . . . .  ENGLAND
    BAIRD ATOMIC LTD . . . . . . . . . . . . . . . . . . .  ENGLAND
    MORSE CONTROLS LIMITED . . . . . . . . . . . . . . . .  ENGLAND
      MORSE CONTROLS AB  . . . . . . . . . . . . . . . . .  SWEDEN
      RMH CONTROLS LIMITED . . . . . . . . . . . . . . . .  ENGLAND
      MORSE CONTROLS PTY. LTD. . . . . . . . . . . . . . .  NEW SOUTH WALES
         MORSE CONTROLS (NZ) LIMITED . . . . . . . . . . .  NEW ZEALAND
         TELEFLEX-MORSE (N.Z.) LTD.  . . . . . . . . . . .  NEW ZEALAND
      BOSTON GEAR COMPANY LIMITED  . . . . . . . . . . . .  ENGLAND
      TELEFLEX LIMITED . . . . . . . . . . . . . . . . . .  ENGLAND
      TELEFLEX MORSE LTD.  . . . . . . . . . . . . . . . .  ENGLAND
    GEMS SENSORS LIMITED   . . . . . . . . . . . . . . . .  ENGLAND
IMO INDUSTRIES SRL . . . . . . . . . . . . . . . . . . . .  ITALY
IMO INDUSTRIES SARL  . . . . . . . . . . . . . . . . . . .  FRANCE
IMO INDUSTRIES GmbH  . . . . . . . . . . . . . . . . . . .  GERMANY
MORSE CONTROLS SARL  . . . . . . . . . . . . . . . . . . .  FRANCE
MORSE CONTROLS S.L.  . . . . . . . . . . . . . . . . . . .  SPAIN
IMO INDUSTRIES PTE LTD.  . . . . . . . . . . . . . . . . .  SINGAPORE
NHK MORSE CO., LTD.  . . . . . . . . . . . . . . . . . . .  JAPAN (1)
      NHK JABSCO CO., LTD. . . . . . . . . . . . . . . . .  JAPAN (2)
WEKA AG  . . . . . . . . . . . . . . . . . . . . . . . . .  SWITZERLAND
IMO AB   . . . . . . . . . . . . . . . . . . . . . . . . .  SWEDEN
      IMO-PUMPEN AG  . . . . . . . . . . . . . . . . . . .  SWITZERLAND
      IMO GRESHAM PUMPS (INDIA) LTD. . . . . . . . . . . .  INDIA (3)
      IMO POMPES S.A.  . . . . . . . . . . . . . . . . . .  FRANCE
IMO-PUMPEN GmbH  . . . . . . . . . . . . . . . . . . . . .  GERMANY
ROLTRA-MORSE S.p.A.  . . . . . . . . . . . . . . . . . . .  ITALY (4)
   ROLTRA MORSE HOLLAND BV . . . . . . . . . . . . . . . .  NETHERLANDS
     ROLTRA MORSE POLAND Sp.z.o.o.   . . . . . . . . . . .  POLAND
   TECNOMOUNTING ELECTRONIC SYSTEMS S.r.l .  . . . . . . .  ITALY (5)
   ROLSAG S.p.A.   . . . . . . . . . . . . . . . . . . . .  ITALY (6)
   MOTROL DO BRASIL LTDA.  . . . . . . . . . . . . . . . .  BRAZIL (7)
   SIRSA S.p.A.  . . . . . . . . . . . . . . . . . . . . .  ITALY (6)
   ROLEM OTOMOTIV YAN SANAYI URUNLERI TICARET A.S.   . . .  TURKEY (7)
IMO INDUSTRIES (CANADA) INC .  . . . . . . . . . . . . . .  CANADA
DELSALESCO, INC.   . . . . . . . . . . . . . . . . . . . .  U.S. VIRGIN ISLANDS
IMOVEST INC.   . . . . . . . . . . . . . . . . . . . . . .  DELAWARE
BAIRD CORPORATION  . . . . . . . . . . . . . . . . . . . .  MASSACHUSETTS
   LABTEST EQUIPMENT COMPANY . . . . . . . . . . . . . . .  CALIFORNIA
INCOM TRANSPORTATION, INC.   . . . . . . . . . . . . . . .  DELAWARE
BOSTON GEAR INDUSTRIES OF CANADA INC.  . . . . . . . . . .  CANADA
VARO INC.  . . . . . . . . . . . . . . . . . . . . . . . .  TEXAS
   VARO TECHNOLOGY CENTER, INC.  . . . . . . . . . . . . .  TEXAS
   VARO TECHNOLOGY CENTER JOINT VENTURE.   . . . . . . . .  TEXAS(8)
   TURBODEL INC.   . . . . . . . . . . . . . . . . . . . .  TEXAS
     TRIPOWER VENTURE  . . . . . . . . . . . . . . . . . .  TEXAS(9)
   APPLIED OPTICS CENTER CORPORATION . . . . . . . . . . .  MASSACHUSETTS
   ITT AND VARO, A JOINT VENTURE   . . . . . . . . . . . .  TEXAS(10)
   KEI LASER, INC.   . . . . . . . . . . . . . . . . . . .  MARYLAND
   OPTIC-ELECTRONIC INTERNATIONAL, INC.  . . . . . . . . .  TEXAS
WARREN PUMPS INC.  . . . . . . . . . . . . . . . . . . . .  DELAWARE
DELTEX SERVICE INC.  . . . . . . . . . . . . . . . . . . .  TEXAS
SHANGHAI DONG FENG MORSE CONTROL CABLE CO., LTD.   . . . .  CHINA (1)
_______________________________

(1)  50%  owned by Imo Industries Inc.
(2)  50%  owned by NHK Morse Co., Ltd.
(3)  40%  owned by IMO AB
(4)  99%  owned by Imo Industries Inc.
(5)  99%  owned by Roltra-Morse S.p.A.
(6)  51%  owned by Roltra-Morse S.p.A.
(7)  50%  owned by Roltra-Morse S.p.A.
(8) 50% owned by Varo Technology Center, Inc. and 50% owned by Varo Inc.
(9)  50%  owned by Turbodel Inc.
(10) 50%  owned by Varo Inc.